Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended March 31, 2012

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Consolidated Statements of Cash Flows	7
Selected Balance Sheet Account Detail	9
Schedule of Capitalization, Dividends and Liquidity	10
Selected Investment Data	11
Schedule of Securities Carried at Fair Value	14
Schedule of Loan Assets	15
Net Operating Income from Consolidated Properties	17
Schedule of Interest, Dividends and Discount Accretion	18
Consolidated Properties – Selected Property Data	19
Equity Investments – Selected Property Data	21
Consolidated Properties – Operating Summary	24
Equity Investments – Operating Summary	25
Consolidated Debt Summary	26
Equity Investments Debt Summary	27
Lease Expiration Summary	29
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	30
Supplemental Definitions	31
Investor Information	32

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
ASSETS
Investments in real estate, at cost
Land	$36,495	$36,495	$36,495	$36,495	$36,495
Buildings and improvements	328,556	327,337	273,118	273,964	273,071
	365,051	363,832	309,613	310,459	309,566
Less: accumulated depreciation	(47,071)	(44,556)	(42,262)	(40,168)	(38,084)
Investments in real estate, net	317,980	319,276	267,351	270,291	271,482

Cash and cash equivalents	79,526	40,952	66,777	51,344	21,240
Restricted cash held in escrows	8,549	3,914	4,916	9,152	30,648
Loans receivable, net	116,399	114,333	115,889	153,437	105,390
Accounts receivable, net of allowances of $512, $639, $594,
$453 and $378, respectively	18,165	16,140	12,380	14,110	12,534
Securities carried at fair value	33,700	28,856	6,652	7,613	14,695
Loan securities carried at fair value	5,473	5,309	5,343	5,418	14,132
Preferred equity investments	1,500	5,520	13,402	10,155	4,034
Equity investments	152,148	162,142	106,156	95,169	106,606
Other receivables, net	-	-	-	-	8,459
Lease intangibles, net	35,644	36,305	25,394	24,681	25,651
Deferred financing costs, net	1,088	1,180	1,184	1,346	1,479
Assets held for sale	6	6	1,491	3,702	3,710
TOTAL ASSETS	$770,178	$733,933	$626,935	$646,418	$620,060

LIABILITIES
Mortgage loans payable	$230,257	$230,940	$185,622	$210,751	$212,155
Series B-1 Cumulative Convertible Redeemable Preferred
Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at Sept 30, June 30, and March 31, 2011	-	-	21,300	21,300	21,300
Non-recourse secured financings	29,150	29,150	15,150	15,150	15,150
Revolving line of credit	-	40,000	-	-	33,875
Accounts payable and accrued liabilities	14,672	16,174	12,287	12,322	11,982
Dividends payable	5,371	5,369	5,395	5,385	4,441
Deferred income	464	502	1,550	1,016	1,206
Below market lease intangibles, net	2,782	2,962	2,137	2,312	2,503
Liabilities of held for sale assets	-	-	597	620	537
TOTAL LIABILITIES	282,696	325,097	244,038	268,856	303,149

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred
Shares, $25 per share liquidation preference, 144,000 shares authorized and outstanding at September 30, 2011, June 30, 2011, and March 31, 2011	-	-	3,221	3,221	3,221
Total non-controlling redeemable preferred interest	-	-	3,221	3,221	3,221

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at March 31, 2012 and 1,840,000 shares authorized and 1,600,000 shares outstanding at December 31, 2011	120,500	40,000	-	-	-
Common Shares, $1 par, unlimited shares authorized;
33,053,502, 33,041,034, 32,958,778, 32,897,554 and 27,088,347 issued and outstanding at Mar 31, 2012, Dec 31, Sept 30, June 30, and Mar 31, 2011, respectively	33,053	33,041	32,959	32,898	27,088
Additional paid-in capital	623,284	626,099	627,107	626,472	570,208
Accumulated distributions in excess of net income	(309,289)	(311,246)	(295,290)	(299,721)	(298,045)
Accumulated other comprehensive loss	(124)	(92)	-	-	-
Total Winthrop Realty Trust Shareholders’ Equity	467,424	387,802	364,776	359,649	299,251
Non-controlling interests	20,058	21,034	14,900	14,692	14,439
Total Equity	487,482	408,836	379,676	374,341	313,690
TOTAL LIABILITIES AND EQUITY	$770,178	$733,933	$626,935	$646,418	$620,060

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2012	2011
	(unaudited)	(unaudited)
Revenue
Rents and reimbursements	$12,540	$10,986
Interest, dividends and discount accretion	5,518	9,672
	18,058	20,658
Expenses
Property operating	4,552	4,045
Real estate taxes	1,254	1,255
Depreciation and amortization	3,719	3,481
Interest	3,789	4,613
General and administrative	3,031	2,524
State and local taxes	6	29
	16,351	15,947
Other income (loss)
Earnings from preferred equity investments	-	83
Equity in income (loss) of equity investments	424	(1,355)
Realized gain on sale of securities carried at fair value	26	124
Unrealized gain on securities carried at fair value	4,932	886
Unrealized gain on loan securities carried at fair value	164	2,813
Interest income	102	93
	5,648	2,644

Income from continuing operations	7,355	7,355

Discontinued operations
(Loss) income from discontinued operations	(3)	47

Consolidated net income	7,352	7,402
(Income) loss attributable to non-controlling interest	901	(204)
Net income attributable to Winthrop Realty Trust	8,253	7,198
Income attributable to non-controlling redeemable preferred interest	-	(59)
Income attributable to Series D Preferred Shares	(925)	-
Net income attributable to Common Shares	$7,328	$7,139
Comprehensive income
Consolidated net income	$7,352	$7,402
Change in unrealized gain on interest rate derivative	(32)	63
Comprehensive income	$7,320	$7,465

Per Common Share data - Basic
Income from continuing operations	$0.22	$0.26
Income from discontinued operations	-	-
Net income attributable to Winthrop Realty Trust	$0.22	$0.26

Per Common Share data - Diluted
Income from continuing operations	$0.22	$0.26
Income from discontinued operations	-	-
Net income attributable to Winthrop Realty Trust	$0.22	$0.26

Basic Weighted-Average Common Shares	33,052	27,079
Diluted Weighted-Average Common Shares	33,052	27,081

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Revenue
Rents and reimbursements	$12,540	$11,575	$10,841	$11,234	$10,986
Interest, dividends and discount accretion	5,518	5,189	5,503	5,094	9,672
	18,058	16,764	16,344	16,328	20,658
Expenses
Property operating	4,552	3,754	3,535	3,987	4,045
Real estate taxes	1,254	1,096	1,108	1,087	1,255
Depreciation and amortization	3,719	3,561	3,185	3,312	3,481
Interest	3,789	3,898	3,547	3,963	4,613
Impairment loss on investment in real estate	-	4,600	3,000	-	-
General and administrative	3,031	3,592	2,893	2,758	2,524
State and local taxes	6	291	11	48	29
	16,351	20,792	17,279	15,155	15,947
Other income (loss)
Earnings (loss) from preferred equity investments	-	(160)	257	158	83
Equity in income (loss) of equity investments	424	(17,259)	2,820	2,875	(1,355)
Gain on sale of equity investments	-	-	207	-	-
Realized gain (loss) on sale of securities carried at fair value	26	(8)	-	7	124
Unrealized gain (loss) on securities carried at fair value	4,932	3,586	(961)	(723)	886
Gain (loss) on extinguishment of debt, net	-	744	8,514	-	-
Unrealized gain (loss) on loan securities carried at fair value	164	(34)	(75)	34	2,813
Settlement income	-	5,868	-	-	-
Gain on consolidation of property	-	818	-	-	-
Interest and other income	102	171	472	443	93
	5,648	(6,274)	11,234	2,794	2,644

Income (loss) from continuing operations	7,355	(10,302)	10,299	3,967	7,355

Discontinued operations
Income (loss) from discontinued operations	(3)	426	(135)	90	47

Consolidated net income (loss)	7,352	(9,876)	10,164	4,057	7,402
(Income) loss attributable to non-controlling interest	901	37	(318)	(329)	(204)
Net income attributable to Winthrop Realty Trust	8,253	(9,839)	9,846	3,728	7,198
Income attributable to non-controlling redeemable preferred interest	-	(409)	(59)	(58)	(59)
Income attributable to Series D preferred shares	(925)	(339)	-	-	-
Net income (loss) attributable to Common Shares	$7,328	$(10,587)	$9,787	$3,670	$7,139

Comprehensive income (loss)
Consolidated net income (loss)	$7,352	$(9,876)	$10,164	$4,057	$7,402
Change in unrealized gain (loss) on interest rate derivative	(32)	(92)	-	-	63
Comprehensive income	$7,320	$(9,968)	$10,164	$4,057	$7,465

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Per Common Share data - Basic
Income (loss) from continuing operations	$0.22	$(0.33)	$0.30	$0.11	$0.26
Income (loss) from discontinued operations	-	0.01	-	-	-
Net income (loss) attributable to Winthrop Realty Trust	$0.22	$(0.32)	$0.30	$0.11	$0.26

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.22	$(0.33)	$0.30	$0.11	$0.26
Income (loss) from discontinued operations	-	0.01	-	-	-
Net income (loss) attributable to Winthrop Realty Trust	$0.22	$(0.32)	$0.30	$0.11	$0.26

Basic Weighted-Average Common Shares	33,052	33,027	32,949	32,574	27,079
Diluted Weighted-Average Common Shares	33,052	33,027	32,949	32,574	27,081

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three months ended March 31, 2012 and 2011:

	2012	2011
Basic
Net income attributable to Winthrop Realty Trust	$8,253	$7,198
Real estate depreciation	2,515	2,118
Amortization of capitalized leasing costs	1,204	1,365
Real estate depreciation and amortization of unconsolidated interests	3,662	2,263
Less: Non-controlling interest share of depreciation and amortization	(732)	(792)
Funds from operations	14,902	12,152
Preferred dividend of Series C Preferred Shares	-	(59)
Preferred dividend of Series D Preferred Shares	(925)	-
Allocation of earnings to Series B-1 Preferred Shares	-	(72)
Allocation of earnings to Series C Preferred Shares	-	(55)
FFO applicable to Common Shares - Basic	$13,977	$11,966
Weighted-average Common Shares	33,052	27,079
FFO Per Common Share - Basic	$0.42	$0.44

Diluted
Funds from operations	$14,902	$12,152
Preferred dividend of Series C Preferred Shares	-	(59)
Preferred dividend of Series D Preferred Shares	(925)	-
Allocation of earnings to Series B-1 Preferred Shares	-	(72)
Allocation of earnings to Series C Preferred Shares	-	(55)
FFO applicable to Common Shares	$13,977	$11,966

Weighted-average Common Shares	33,052	27,079
Stock options	-	2
Convertible Series C Preferred Shares	-	-
Diluted weighted-average Common Shares	33,052	27,081
FFO Per Common Share - Diluted	$0.42	$0.44

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Basic
Net income (loss) attributable to Winthrop Realty Trust	$8,253	$(9,839)	$9,846	$3,728	$7,198
Real estate depreciation	2,515	2,348	2,094	2,086	2,118
Amortization of capitalized leasing costs	1,204	1,213	1,092	1,226	1,365
(Gain) loss on sale of real estate	-	(450)	58	-	-
Gain on sale of equity investments	-	-	(207)	-	-
Gain on consolidation of property	-	(818)	-	-	-
Real estate depreciation and amortization
of unconsolidated interests	3,662	3,831	2,996	2,376	2,263
Impairment loss on investments in real estate	-	4,600	3,000	3,800	-
Impairment loss on equity investments	-	17,258	-	-	-
Less: Non-controlling interest share
of depreciation and amortization	(732)	(1,113)	(790)	(789)	(792)
Funds from operations	14,902	17,030	18,089	12,427	12,152
Preferred dividend of Series C Preferred Shares	-	(409)	(59)	(58)	(59)
Preferred dividend of Series D Preferred Shares	(925)	(339)	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	-	(61)	(170)	(11)	(72)
Allocation of earnings to Series C Preferred Shares	-	(35)	(82)	(39)	(55)
FFO applicable to Common Shares - Basic	$13,977	$16,186	$17,778	$12,319	$11,966
Weighted-average Common Shares	33,052	33,027	32,949	32,573	27,079
FFO Per Common Share - Basic	$0.42	$0.49	$0.54	$0.38	$0.44

Diluted
Funds from operations	$14,902	$17,030	$18,089	$12,427	$12,152
Preferred dividend of Series C Preferred Shares	-	(409)	(59)	(58)	(59)
Preferred dividend of Series D Preferred Shares	(925)	(339)	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	-	(61)	(170)	(11)	(72)
Allocation of earnings to Series C Preferred Shares	-	(35)	(82)	(39)	(55)
FFO applicable to Common Shares	$13,977	$16,186	$17,778	$12,319	$11,966

Weighted-average Common Shares	33,052	33,027	32,949	32,573	27,079
Stock options	-	-	-	1	2
Convertible Series C Preferred Shares	-	-	-	-	-
Diluted weighted-average Common Shares	33,052	33,027	32,949	32,574	27,081
FFO Per Common Share - Diluted	$0.42	$0.49	$0.54	$0.38	$0.44

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Three Months Ended March 31,
	2012	2011
	(unaudited)	(unaudited)
Cash flows from operating activities
Net income	$7,352	$7,402
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of
of deferred financing costs)	2,616	2,409
Amortization of lease intangibles	1,178	1,237
Straight-lining of rental income	(1,446)	(346)
Loan discount accretion	(2,833)	(6,504)
Earnings of preferred equity investments	-	(83)
Distributions of income from preferred equity investments	97	59
(Income) losses of equity investments	(424)	1,355
Distributions of income from equity investments	2,764	1,166
Restricted cash held in escrows	(204)	1,501
Gain on sale of securities carried at fair value	(26)	(124)
Unrealized gain on securities carried at fair value	(4,932)	(886)
Unrealized gain on loan securities carried at fair value	(164)	(2,813)
Tenant leasing costs	(671)	(260)
Bad debt (recovery) expense	(127)	116
Net change in interest receivable	(7)	(226)
Net change in accounts receivable	(452)	149
Net change in accounts payable and accrued liabilities	(348)	63
Net cash provided by operating activities	2,373	4,215
Cash flows from investing activities
Investments in real estate	(2,469)	(3,293)
Investment in equity investments	(23,835)	(27,190)
Proceeds from sale of equity investments	250	-
Return of capital distribution from equity investments	38,100	-
Purchase of securities carried at fair value	(4,188)	(568)
Proceeds from sale of securities carried at fair value	4,302	19,915
Restricted cash held in escrows	(4,421)	(7,927)
Issuance and acquisition of loans receivable	(2,521)	(2,773)
Collection of loans receivable	357	170
Investment in other receivables	-	(7,000)
Net cash provided by (used in) investing activities	5,575	(28,666)
Cash flows from financing activities
Proceeds from mortgage loans payable	743	11,000
Principal payments of mortgage loans payable	(1,426)	(29,288)
Proceeds from revolving line of credit	-	27,324
Proceeds from issuance of Series D Preferred Shares	77,772	-
Payment of revolving line of credit	(40,000)	(18,899)
Proceeds from note payable	-	15,150
Restricted cash held in escrows	(10)	(629)
Deferred financing costs	(9)	(612)
Contribution from non-controlling interest	218	277
Distribution to non-controlling interest	(101)	(118)
Purchase of non-controlling interests	(400)	-
Issuance of Common Shares under Dividend Reinvestment Plan	133	680
Dividend paid on Common Shares	(5,369)	(4,392)
Dividend paid on Series D Preferred Shares	(925)	-
Dividend paid on Series C Preferred Shares	-	(59)
Net cash provided by financing activities	30,626	434

Net increase (decrease) in cash and cash equivalents	38,574	(24,017)
Cash and cash equivalents at beginning of period	40,952	45,257
Cash and cash equivalents at end of period	$79,526	$21,240

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Three Months Ended March 31,
	2012	2011
	(unaudited)	(unaudited)

Supplemental Disclosure of Cash Flow Information

Interest paid	$3,721	$4,754
Taxes paid	$161	$18

Supplemental Disclosure on Non-Cash Investing and Financing Activities

Dividends accrued on Common Shares	$5,371	$4,402
Dividends accrued on Series C Preferred Shares	$-	$39
Capital expenditures accrued	$1,583	$122
Other receivables	$-	$(1,459)
Transfer to loan securities carried at fair value	$-	$662
Transfer from loans receivable	$(2,938)	$(662)
Transfer from preferred equity	$(3,923)	$-
Transfer to equity investment	$6,861	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	March 31, 2012	Dec 31, 2011	Sept 30, 2011	June 30, 2011	March 31, 2011
Investments in Real Estate
Land	$36,495	$36,495	$36,495	$36,495	$36,495
Buildings and improvements
Buildings	297,112	297,223	249,789	251,632	251,632
Building improvements	14,830	13,679	11,435	12,824	12,358
Furniture and Fixtures	1,857	1,849	1,842	827	815
Tenant improvements	14,757	14,586	10,052	8,681	8,266
	365,051	363,832	309,613	310,459	309,566
Accumulated depreciation and amortization	(47,071)	(44,556)	(42,262)	(40,168)	(38,084)
Total Investments in Real Estate	$317,980	$319,276	$267,351	$270,291	$271,482

Accounts Receivable
Straight-line rent receivable	$12,251	$10,805	$9,666	$9,438	$9,075
Other	5,914	5,335	2,714	4,672	3,459
Total Accounts Receivable	$18,165	$16,140	$12,380	$14,110	$12,534

Securities Carried at Fair Value
REIT Preferred Shares	$-	$4,277	$4,222	$4,333	$10,547
REIT Common Shares	33,700	24,579	2,430	3,280	4,148
Total Securities Carried at Fair Value	$33,700	$28,856	$6,652	$7,613	$14,695

Equity Investments
Marc Realty Portfolio (9 Properties)	$34,227	$27,145	$43,419	$43,735	$62,493
So-Cal Office Loan Portfolio (31 Loans)	34,181	72,626	-	-	-
Vintage Housing Holdings (27 Properties)	28,830	29,887	30,513	25,452	-
Elad / One South State Street	24,743	10,150	-	-	-
Sealy Ventures Properties (3 Properties)	10,570	11,348	14,382	10,798	10,444
Mack-Cali / Stamford	8,097
Riverside Plaza (Retail Loan)	7,883	7,883	7,883	7,883	7,883
RE-CDO Management	1,812	1,296	1,273	1,250	-
FII Co-Invest	1,800	1,800	1,800	-	-
Lakeside/Eagle	5	7	9	9	17,837
LW SOFI (Sofitel Hotel Loan)	-	-	6,877	6,022	-
46th Street Gotham (Gotham Hotel Loan)	-	-	-	20	7,949
Total Equity Investments	$152,148	$162,142	$106,156	$95,169	$106,606

Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$-	$-
180 North Michigan (Marc Realty)	-	4,020	3,999	4,118	4,034
450 West 14th Street (High Line)	-	-	7,903	6,037	-
Total Preferred Equity Investments	$1,500	$5,520	$13,402	$10,155	$4,034

Non-Controlling Interests
Westheimer (Houston, TX)	$11,316	$10,973	$10,648	$10,340	$10,053
River City / Marc Realty (Chicago, IL)	3,404	3,346	3,411	3,442	3,458
One East Erie/ Marc Realty (Chicago, IL)	480	504	461	503	497
1050 Corporetum / Marc Realty (Lisle, IL)	134	171	215	253	278
Deer Valley / Fenway (Deer Valley, AZ)	-	189	165	154	153
450 West 14th Street (High Line)	3,725	4,847	-	-	-
So-Cal Office Loan Portfolio	999	1,004	-	-	-
Total Non-Controlling Interests	$20,058	$21,034	$14,900	$14,692	$14,439

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Debt
Mortgage loans payable	$230,257	$230,940	$185,622	$210,751	$212,155
Series B-1 Preferred Shares	-	-	21,300	21,300	21,300
KeyBank line of credit	-	40,000	-	-	33,875
Secured financing	29,150	29,150	15,150	15,150	15,150
Total Debt	259,407	300,090	222,072	247,201	282,480

Preferred Shares
Series C Cumulative Convertible Redeemable Preferred Shares	-	-	3,221	3,221	3,221

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	40,000	-	-	-
Common Shares	346,924	347,802	364,776	359,649	299,251
Non-controlling ownership interests	20,058	21,034	14,900	14,692	14,439
Total Equity	487,482	408,836	379,676	374,341	313,690

Total Capitalization	$746,889	$708,926	$604,969	$624,763	$599,391

Common Dividend Per Share
March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

$ 0.1625	$ 0.1625	$ 0.1625	$ 0.1625	$ 0.1625

Liquidity and Credit Facility
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Cash and cash equivalents	$79,526	$40,952	$66,777	$51,344	$21,240
Securities carried at fair value	33,700	28,856	6,652	7,613	14,695
Available under line of credit	50,000	10,000	50,000	50,000	16,125
Total Liquidity and Credit Facility	$163,226	$79,808	$123,429	$108,957	$52,060

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
March 31, 2012
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 15-16, Consolidated Property Data on pages 19-20, and Equity Investment Property Data on pages 21-23.

Cash	Amount

Cash and cash equivalents	$ 79,526

REIT Securities	Cost	Fair Value

REIT Common shares	$ 25,681	$ 33,700

Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date
WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	12	1,267		06/09/12
Magazine - Mezzanine Loan	Multi Family	Libor + 1.23%	17,525	19,356	20,000		07/09/12
Mentor Building - Whole Loan	Retail	7.50%	2,521	2,521	2,521		09/10/12
Riverside -B Note - 50 % Owned Equity Inv	Retail	12.00%	15,600	15,600	15,600		12/01/12
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	5,461	6,364		02/09/13
160 Spear - B Note	Office	9.75%	3,409	13,330	15,000	(1)	06/09/13
160 Spear - Mezzanine Loan	Office	15.00%	4,645	4,645	4,645		06/09/13
Hotel Wales - Whole Loan	Hotel	Libor + 4%	20,000	20,000	20,000		10/05/13
Legacy Orchard -Corporate Loan	Corporate Loan	15.00%	9,750	9,750	9,750	(1)	10/31/14
Rennaisance - Mezzanine Loan	Retail / Multi Family	Libor + 12%	3,000	3,000	3,000		01/01/15
San Marbeya - Whole Loan	Multi Family	5.88%	26,213	26,507	30,466		01/01/15
Rockwell - Mezzanine Loan	Industrial	12.00%	245	268	1,493		05/01/16
29 East Madison - Mezzanine Loan	Office	8.00%	4,000	4,000	4,000		05/31/16
500-512 Seventh Ave - B Note	Office	7.19%	9,500	9,937	11,400		07/11/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,351	2,578	3,501		07/11/17

(1) Amount represents Borrowers Discounted Payoff Option amount.

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date

So-Cal Office - C Note - 56% Owned Equity Inv	Office	Libor + 3.1%	96,969	96,969	117,896		08/09/12
Stamford Office - Mezzanine - 20% Owned Equity Inv	Office	Libor + 3.25%	40,000	40,336	47,000	(1)	08/06/14

Amounts shown represent 100% of the investment at the venture level.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
March 31, 2012
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Deer Valley, AZ	100%	Office	82,000	$ 11,752	$ 143	$ -	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	8,192	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	10,570	90	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	25,254	140,300	13,590

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance

Atlanta, GA	100%	Retail	61,000	4,638	$ 76	$ -	(1)
Denton, TX	100%	Retail	46,000	2,913	63	-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Memphis, TN	100%	Retail	44,000	1,397	32	-	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	-	(1)
Amherst, NY	100%	Office	200,000	19,618	98	15,569
Andover, MA	100%	Office	93,000	8,328	90	-	(1)
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,855	205	20,441
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,269	64	8,900
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	55,383
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,596	77	4,149
Lisle, IL (550 Corporetum)	100%	Office	169,000	21,522	127	5,753
Lisle, IL (Arboretum)	100%	Office	67,000	6,220	93	1,657
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,046	75	5,595
New York, NY	var	Office	105,000	56,112	534	50,329
Orlando, FL	100%	Office	257,000	17,290	67	37,994
Plantation, FL	100%	Office	120,000	12,935	108	10,897
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	580,000	12,341	21	-	(1)
Churchill, PA	100%	Mixed Use	826,000	9,342	11	-
(1) These properties collateralize our revolving line of credit.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
March 31, 2012
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Equity Investment Carrying Amount

Marc Realty (9 Equity Investments)	Var	Office	1,443,000	$ 34,227
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	10,570
WRT-Elad / One South State St (1 Equity Investment)	50%	Retail / Office	941,000	24,743
Vintage Housing Holdings	Var	Multi- Family	4,655 Units	28,830

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings	75%	Multi-Family	Under construction	$ 1,500

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Preferred shares	$-	$-	$2,067	$4,277	$2,067	$4,222	$2,067	$4,333	$5,646	$10,547
REIT Common shares	25,681	33,700	21,492	24,579	2,935	2,430	2,935	3,280	2,935	4,148
Total securities carried at fair value	$25,681	$33,700	$23,559	$28,856	$5,002	$6,652	$5,002	$7,613	$8,581	$14,695

Securities carried at fair value are comprised of REIT preferred shares and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net unrealized gain (loss)	$5,096	$3,552	$(1,036)	$(689)	$3,699

Net realized gain (loss)	$26	$(8)	$-	$7	$124

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location	Position		Interest Rate (1)	Carrying Amount (2) March 31, 2012	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable

Magazine	Jun 2011	Multi Family	Florida	Mezzanine		Libor + 1.23%	$ 19,374	$20,000		07/09/12	$ 120,000
Mentor Building	Mar 2012	Retail	Chicago, IL	Whole Loan		7.50%	2,550	2,521		09/10/12	-
160 Spear	Jun 2009	Office	San Francisco, CA	B Note		9.75% (5)	13,418	15,000	(6)	06/09/13	35,000
160 Spear	Various	Office	San Francisco, CA	Mezzanine		15.00%	4,689	4,800		06/09/13	50,000
Hotel Wales	Oct 2011	Hotel	New York, NY	Whole Loan		Libor + 4.0% (7)	20,101	20,000		10/05/13	-
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Corporate Loan		15.00%	9,750	9,750	(6)	10/31/14	-
Renaissance Walk	Dec 2011	Retail/ Multi Family	Atlanta, GA	Mezzanine		Libor + 12.0% (8)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul 2010	Multi Family	Tempe, AZ	Whole		5.88%	26,656	30,466		01/01/15	-
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine		12.00%	284	1,493		05/01/16	16,727
29 East Madison	Jun 2011	Office	Chicago, IL	Mezzanine		8.00%	4,000	4,000		05/31/16	10,494
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note		7.19%	9,985	11,400		07/11/16	243,244
Wellington Tower	Dec 2009	Mixed use	New York, NY	Mezzanine		6.79%	2,592	3,501		07/11/17	22,500
						Total Loans Receivable	$ 116,399	$ 125,931
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS		Libor + 1.75%	$ 12	$ 1,267		06/09/12	$ 1,324,403
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds		(9)	5,461	6,364		02/28/13	15,666
						Total Loan Securities Carried at Fair Value	$ 5,473	$ 7,631
Equity Investment Loan Assets (10)
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note	(11)	12.00%	$ 7,878	$ 7,800		12/01/12	$ 54,400
So-Cal Office Portfolio	Nov 2011	Office	Southern. CA	C Note	(11)	Libor + 3.10%	70,964	86,064		08/09/12	678,797
Stamford Portfolio	Feb 2012	Office	Stamford, CT	Mezzanine	(11)	Libor + 3.25%	8,067	9,400	(6)	08/06/14	400,000
						Total Loan Assets of Equity Investments	$ 78,842	$ 93,864

Preferred Equity Investment Loan Assets
Vintage Housing	Jun 2011	Multi Family	Tacoma, WA	Preferred Equity		12.00%	$ 1,500	$ 1,500		---	---
						Total Preferred Equity	$ 1,500	$ 1,500
								Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets
(1) Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2) Carrying amount of loans receivable includes accrued interest of $507,000 and cumulative accretion of $12,747,000 at March 31, 2012.
(3) Maturity dates presented are after giving effect to all contractual extensions.
(4) Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(5)  The Trust holds a B note in this loan.  Interest on the B note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at March 31, 2012) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A note ($35,000 at  March 31, 2012) at a rate of 9.75% per annum.  As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(6) Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(7) Libor floor of 3%.
(8) Libor floor of 2%.
(9) Ranges from Libor + 0.65% to Libor + 1.60%.
(10) Does not include our equity interests in Concord and RE CDO Management.
(11) The loan asset carrying amount presented is at Winthrop's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Rents and reimbursements
Minimum rent	$10,097	$9,475	$9,722	$9,666	$9,624
Deferred rents (straight-line)	1,446	1,140	227	363	346
Recovery income	1,143	967	976	1,274	1,147
Less:
Above and below market rents	102	106	113	126	128
Lease concessions and abatements	(248)	(113)	(197)	(195)	(259)
Total rents and reimbursements	12,540	11,575	10,841	11,234	10,986

Rental property expenses
Property operating	4,552	3,754	3,535	3,987	4,045
Real estate taxes	1,254	1,096	1,108	1,087	1,255
Total rental property expenses	5,806	4,850	4,643	5,074	5,300

Net operating income (1)
from consolidated properties	$6,734	$6,725	$6,198	$6,160	$5,686

(1) See definition of non-GAAP measure of Net Operating Income on page 31 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$5,232	$4,867	$5,417	$4,976	$9,214
REIT Securities	286	322	86	118	458
Total Interest, Dividends and Discount Accretion	$5,518	$5,189	$5,503	$5,094	$9,672

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$2,399	$2,633	$3,043	$2,687	$2,710
Accretion of loan discount	2,833	2,234	2,374	2,289	6,504
Interest and dividends on REIT securities	286	322	86	118	458
Total Interest, Dividends and Discount Accretion	$5,518	$5,189	$5,503	$5,094	$9,672

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
March 31, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis Net of Deprec	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$ 16,520	Fee	$15,569	10/2013 5.65%
Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	7,113	Fee	(1)	(1)
Chicago, IL (One East Erie / Marc Realty)	2005	80%	126,000	93%	The Gettys Group (2012/2016)	13,000	21,356	Fee	20,441	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	72%	Bally Total Fitness (2013/2021)	55,000	14,594	Fee	8,900	04/2015 6.25%
					ITAV (2024/2029)	35,000
					MFS/Worldcom(2019/2023)	61,000
Deer Valley, AZ	2010	100.0%	82,000	96%	United Healthcare (2017/2027)	42,000	10,891	Fee	(1)	(1)
					Premier Research Group (2016/2026)	13,800
					Southwest Desert Cardiology (2022 / 2037)	9,200
Englewood, CO Crossroads I	2010	100%	118,000	57%	RGN-Denver LLC (2015/ 2025)	17,000	7,756	Fee	(1)	(1)
Englewood, CO Crossroads II	2010	100%	118,000	88%	TIC Holdings (2019 / 2044)	75,000	10,132	Fee	(1)	(1)
Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	58,090	Fee	55,383	04/2016 6.23%
Indianapolis, IN (Circle Tower)	1974	100%	111,000	82%	No Tenants Over 10%	-	4,974	Fee	4,149	04/2015 5.82%
Lisle, IL	2006	100%	169,000	74%	United Healthcare (2014/ n/a)	41,000	18,830	Fee	5,753	10/2014 Libor + 2.5%

Lisle, IL	2006	100%	67,000	17%	ABM Janitorial (2012/2014)	11,000	5,277	Fee	1,657	10/2014 Libor + 2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,569	Fee	5,595	03/2017 5.55%
New York, NY (450 West 14th St)	2011	var	105,000	82%	Fast Retailing (2026/2036)	23,000	55,510	Ground Lease	50,329	05/2016 Libor + 2.5%
					Alice + Olivia (2021/2031)	22,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	14,102	Ground Lease	37,994	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,288	Fee	10,897	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,899	Ground Lease	(1)	(1)
Subtotal - Office			2,541,000				262,901		216,667
									(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
March 31, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis Net of Deprec	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$ 3,783	Ground Lease	(1)	(1)
Denton, TX	2004	100%	46,000	64%	Diesel Fitness (2012)	29,000	2,617	Fee	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	3,100	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,595	Fee	(1)	(1)
Memphis, TN	2004	100%	44,000	100%	The Kroger Co. (2015/2040)	44,000	1,257	Fee	(1)	(1)
Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,755	Fee	(1)	(1)
Subtotal Retail			296,000				15,107
Residential
Meriden, CT	2010	100%	180 units	96%	n/a	n/a	24,038	Fee	13,590	10/2014 Libor + 2.5%
Other
Warehouse
Jacksonville, FL	2004	100%	580,000	100%	Football Fanatics (2015/2024)	558,000	10,399	Fee	(1)	(1)
Mixed Use
Churchill, PA (3)	2004	100%	826,000	17%	n/a	-	5,535	Fee	-	-
Subtotal - Other			1,406,000				15,934
Total Consolidated Properties			4,243,000				$ 317,980		$ 230,257

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data
(1) These properties collateralize our revolving line of credit.
(2)     The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to the ground will vest with us.

(3)     On March 14, 2012, the Trust entered into an agreement to sell to a third party the portion of our Churchill, Pennsylvania property that is not leased to
          Westinghouse.  The purchaser failed to close on the closing date and forfeited a $92,000 deposit which the Trust will recognize as income.
          On April 17, 2012 a purchase agreement was signed by a new buyer for a sales price of $870,000.  The sale is expected to close in the second quarter of 2012.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA
March 31, 2012
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
30 North Michigan, Chicago, IL (2)	2005	50%	221,000	89%	No tenants over 10%	-	$ 10,302	Fee	$ 12,625	08/2014 5.99%
223 West Jackson, Chicago, IL	2005	50%	168,000	69%	No tenants over 10%	-	7,914	Fee	7,242	06/2012 6.92%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	57%	North American Medical Mgmt (2015/2020)	20,400	2,381	Fee	4,501	12/2015 5.62%
2000-60 Algonquin, Shaumburg, IL (Salt Creek) (2)	2005	50%	101,000	71%	Familia Development (2015/2020)	10,300	-	Fee	(3)	02/2013 Libor + 2.75%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	90%	No tenants over 10%	-	2,007	Fee	5,600	09/2015 Libor + 3% (4)
2720 River Rd, Des Plains, IL (2)	2005	50%	108,000	85%	No tenants over 10%	-	1,006	Fee	2,395	10/2012 6.095%
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	90%	Consumer Portfolio (2014/2019)	18,900	2,683	Fee	(3)	02/2013 Libor + 2.75%
					UroPartners LLC (2015/ n/a)	14,500
900-910 Skokie, Northbrook, IL (Ridgebrook) (2)	2005	50%	119,000	87%	MIT Financial Group (2016/ n/a)		1,103	Fee	5,310	07/2016 Libor + 2.75%
180 North Michigan Chicago, IL (Marc Realty)	2008	70%	229,000	85%	No tenants over 10%		6,831	Fee	17,476	03/2013 Libor+1.5% (5)
Total Marc Realty Portfolio			1,443,000				$ 34,227		$ 66,368

Sealy Venture Portfolio - Equity Investment Operating Properties

Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	74%	Original Mattress (2020/2025)	57,000	$ 8,481	Fee	$ 13,910	09/2015 Libor +5.35% (6)
Atlanta, GA (Newmarket)	2008	68%	470,000	51%	No tenants over 10%	-	2,089	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	83%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000				$ 10,570		$ 124,910

WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	941,000	84%	School of the Art Institute of Chicago (2018 /2028)	157,000	$ 24,743	Fee	$ 100,291	02/2015 11%

					State of Illinois (2018)	243,000
					Target (2027 /2062)	147,000
			941,000				$ 24,743		$ 100,291
								(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
March 31, 2012
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	94%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	99%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	95%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	97%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	95%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	97%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	98%	Fee
Holly Village Apartments	Everett, WA	2011	149	97%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	93%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	94%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	98%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	99%	Fee
The Bluffs Apartments	Reno, NV	2011	300	93%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	97%	Fee
Vintage at Bend	Bend, OR	2011	106	91%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	97%	Fee
Vintage at Burien	Burien, WA	2011	101	100%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	98%	Fee
Vintage at Everett	Everett, WA	2011	259	94%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	99%	Fee
Vintage at Napa	Napa, CA	2011	115	97%	Fee
Vintage at Richland	Richland, WA	2011	150	97%	Fee
Vintage at Sequim	Sequim, WA	2011	118	93%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	97%	Fee
Vintage at Spokane	Spokane, WA	2011	287	95%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	99%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	94%	Fee
Total - Vintage Housing Portfolio			4,655	units

					(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
March 31, 2012
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	($000's) Equity Investment		($000's) Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 21) (2)	see above		1,443,000	$ 34,227		$ 66,368	(8)
Sealy Portfolio (from Page 21)	see above		2,097,000	10,570		124,910	(8)
WRT-Elad / One South State Equity	see above		941,000	24,743		100,291	(8)
Vintage Portfolio (from page 22)	see above		4,655 units	28,830	(7)	255,874	(8)
Total Equity Investment Operating Properties				98,370		$ 547,443

Loan Asset Equity Investments
WRT-ROIC Riverside LLC	2010	50%		7,883
WRT-ROIC Lakeside Eagle LLC	2011	50%		5
WRT-SoCal Lender LLC	2011	73%		34,181
FII Co-Invest LLC	2011	28%		1,800
WRT-Stamford LLC	2012	20%		8,097

Other Equity Investment
RE CDO Management	2011	50%		1,812

Total Equity Investments				$ 152,148

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) On February 27, 2012  the Trust entered into an agreement with the principals of Marc Realty pursuant to which the Trust will convey its interests in the 30 North
       Michigan, Salt Creek, River Road, and Ridgebrook properties to Marc Realty.  These four properties are scheduled to close in May 2012.

(3)  Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,219 which is included in total debt balance. There is an interest rate floor of 4.25%.

(4) An interest rate swap agreement with a notional amount of $5,600 effectively converts the interest rate to a fixed rate of 4.78%.
(5) An interest rate swap agreement with a notional amount of $17,553 effectively converts the interest rate to a fixed rate of 4.55%.
(6) An interest rate cap was purchased that caps Libor at 1%.
(7) The Vintage equity investment of $28,830 represents a our various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(8) See Equity Investments debt details on pages 27 and 28.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Three Months Ended March 31, 2012
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	6	296,000	$ 343	$ 22	$ 11	$ 310	$ -	$ -	$ 96	$ -	$ 214
Office	100.0%	11	1,389,000	4,528	1,276	426	2,826	1,167	-	1,555	-	104
Residential	100.0%	2	180 units	768	266	94	408	104	-	215		89
Other	100.0%	2	1,406,000	923	831	230	(138)	-	-	172	-	(310)
		21	3,091,000	6,562	2,395	761	3,406	1,271	-	2,038	-	97
Partially Owned Consolidated Properties
Chicago, IL (One East Erie/Marc Realty)	80.0%	1	126,000	1,279	339	194	746	301	-	215	46	184
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	1,162	482	173	507	153	-	209	58	87
Houston, TX (Multiple LP's)	8.0%	1	614,000	1,951	2	-	1,949	870	-	698	343	38
Lisle, IL (Marc Realty)	60.0%	1	54,000	210	78	27	105	82	-	37	(6)	(8)
New York, NY (450 W 14th St)	Var	1	105,000	1,376	1,256	99	21	486	-	522	(1,342)	355
		5	1,152,000	5,978	2,157	493	3,328	1,892	-	1,681	(901)	656
Total Consolidated Properties		26	4,243,000	$ 12,540	$ 4,552	$ 1,254	$ 6,734	$ 3,163	$ -	$ 3,719	$ (901)	$ 753
Line of Credit interest expense								292
Interest expense related to loan assets								334
Total								$ 3,789

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 31 of the supplemental package.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Three Months Ended March 31, 2012
 (In thousands, except for Square Footage, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	9	1,443,000	7,271	3,542	1,223	2,506	1,005	(75)	2,065	(639)	(280)
Sealy Venture Portfolio	3	2,097,000	3,432	781	384	2,267	2,385	(20)	1,513	(1,651)	(778)
WRT-Elad / One South St	1	941,000	4,809	776	293	3,740	1,560	(116)	1,787	277	543
Vintage Portfolio (3)	27	4,655 units	9,152	3,704	169	5,279	1,670	(1,181)	2,303	125	339
Total Equity Investment Operating Properties	40	4,481,000	$ 24,664	$ 8,803	$ 2,069	$ 13,792	$ 6,620	$ (1,392)	$ 7,668	$ (1,888)	(176)

					Marc Realty Portfolio - Amortization of basis differential (1)						(67)
					WRT-ROIC Riverside - Winthrop's share of net income from equity investment						234
					WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment						(12)
					RE CDO Management - Winthrop's share of net income from equity investment						11
					CDH CDO - Winthrop's share of net income from equity investment						394
					Concord Debt Holdings - Winthrop's share of net income from equity investment						296
					WRT-SoCal Lender - Winthrop's share of net income from equity Investment						(345)
					Stamford / Mack-Cali - Winthrop's share of net income from equity investment						89
					Equity in loss of equity investments						$ 424

(1)  This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2) See definition of Net Operating Income on page 31 of the supplemental package.
(3) Operating results reflect results for the period December 1, 2011 to February 29, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding March 31, 2012	Coupon	Remaining 2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Amherst, NY	$ 15,569	5.650%	$ 344	10/2013	$ 14,822
Chicago, IL / River City	8,900	6.250%	200	04/2015	8,700
Indianapolis, IN / Circle Tower	4,149	5.820%	60	04/2015	3,888
Chicago, IL / Ontario	20,441	5.750%	242	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	21,583	7.500%	3,331	04/2016	-
Lisle, IL / 1050 Corporetum	5,595	5.550%	51	03/2017	5,189
Orlando, FL	37,994	6.400%	415	07/2017	34,567
Plantation, FL	10,897	6.483%	87	04/2018	10,046
Total mortgage loans payable /Wtd Avg	158,928	6.137%	4,730		130,085	4.14

Non-recourse secured financing
San Marbeya A Participation	15,150	4.850%	-	01/2015	15,150
Total Fixed Rate Debt/ Wtd Avg	174,078	6.025%	4,730		145,235	4.02
Floating rate debt
Mortgage loans payable
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	50,329	3.500%	-	05/2016	50,329
Meriden, CT / Newbury (LIBOR + 2.5%, 1% LIBOR Cap)	13,590	2.770%	-	10/2014	13,590
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,753	2.770%	-	10/2014	5,753
Lisle, IL / 701 Arboretum (LIBOR + 2.5%, 1% LIBOR Cap)	1,657	2.770%	-	10/2014	1,657
	71,329	3.285%	-		71,329	3.63

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.250%	-	10/2013	14,000
Total Floating Rate Debt/ Wtd Avg	85,329	3.259%	-		85,329	3.28

Total Consolidated Debt/Wtd Avg	$ 259,407	5.176%	$ 4,730		$ 230,564	3.77

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

	Gross	WRT Share		WRT Share		WRT Share
Description	Principal Outstanding March 31, 2012	Principal Outstanding March 31, 2012	Coupon	Remaining 2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	74,000	37,000	5.77%	-	05/01/12	37,000
Sealy - Newmarket, Atlanta, GA	37,000	25,160	6.12%	-	11/01/16	25,160
Marc Realty - 223 West Jackson, Chicago, IL	7,242	3,621	6.92%	3,621	06/01/12	3,574
Marc Realty - 2720 River Road, Des Plains, IL	2,395	1,198	6.10%	1,198	09/12/12	1,165
Marc Realty - 180 North Michigan, Chicago, IL (1)	17,476	12,233	4.55%	414	03/28/13	11,884
Marc Realty - 30 North Michigan, Chicago, IL	12,626	6,313	5.99%	150	08/01/14	5,823
Marc Realty - 4415 West Harrision, Hillside, IL	4,501	2,251	5.62%	39	12/01/15	1,615
Marc Realty - 1701 East Woodfield, Shaumburg, IL (2)	5,600	2,800	4.78%	49	09/01/15	2,564
WRT-Elad - One South State Street	100,291	50,146	11.00%	-	02/01/15	50,146
VHH - Agave Associates	2,500	1,125	3.50%	-	12/15/36	1,125
VHH - Bouquet Canyon Seniors	11,299	8,474	6.38%	178	07/01/28	1,781
VHH - Vintage at Chehalis (3)	8,190	6,143	4.66%	77	06/15/40	1,607
VHH - Elk Creek Apartments	7,388	5,541	6.46%	27	11/01/39	2,948
VHH - Falls Creek Apartments	8,375	6,281	6.24%	35	12/01/40	3,207
VHH - Hamilton Place Seniors	149	112	5.88%	33	07/01/14	-
VHH - Heritage Place Apartments	1,807	1,355	8.37%	24	07/19/15	1,239
VHH - Heritage Place Apartments	519	389	1.00%	10	05/01/39	-
VHH - Larkin Place Apartments	24	18	5.92%	14	06/01/12	-
VHH - Vintage at Mt. Vernon (4)	7,500	5,625	4.96%	-	01/15/37	2,258
VHH - Vintage at Mt. Vernon (5)	1,145	859	5.71%	-	01/15/37	-
VHH - Vintage at Napa	6,148	4,611	6.14%	91	06/01/34	-
VHH - Vintage at Silverdale (6)	14,880	11,160	5.73%	155	09/15/39	753
VHH - The Bluffs Apartments	8	1	3.00%	1	12/15/36	-
VHH - Twin Ponds Apartments	1,379	1,034	6.20%	62	01/01/38	-
VHH - Vintage at Vancouver	722	542	8.12%	56	01/01/35	-
VHH - Vista Sonoma Seniors Apts	10,242	7,682	6.56%	143	01/01/32	57
Total Fixed Rate Debt/ Wtd Avg	$ 343,406	$ 201,674	7.11%	$ 6,377		$ 153,906	8.7

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $17,553 effectively converts the interest rate to a fixed rate of 4.55%.
(2) An interest rate swap agreement with a notional amount of $5,600 effectively converts the interest rate to a fixed rate of 4.78%.
(3) An interest rate swap agreement with a notional amount of $8,190 effectively converts the interest rate to a fixed rate of 4.66%.
(4) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 4.955%.
(5) An interest rate swap agreement with a notional amount of $1,116 effectively converts the interest rate to a fixed rate of 5.706%.
(6) An interest rate swap agreement with a notional amount of $14,602 effectively converts the interest rate to a fixed rate of 5.734%.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY (Continued)
(In thousands, Unaudited)

		Gross Principal	WRT Share		WRT Share		WRT Share
Description	Interest Rate (1), (2)	Principal Outstanding March 31, 2012	Principal Outstanding March 31, 2012	Coupon	Remaining 2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	LIBOR + 5.35%	13,910	8,346	5.59%	85	09/01/15	7,927
Marc Realty - 900-910 Skokie, Northbrook, IL	LIBOR + 2.75%	5,310	2,655	2.99%	41	07/01/16	252
Marc Realty - 2000-60 Algonquin, Shaumburg, IL (3) (4)
Marc Realty - 2205-55 Enterprise, Westchester, IL (3) (4)	LIBOR + 2.75%	11,219	5,610	4.25%	97	02/20/13	5,501
VHH - Agave Associates	SIFMA + 1.22%	14,600	6,570	1.36%	68	10/15/36	-
VHH - Vintage at Bend	SIFMA + 1.30%	5,600	4,200	1.44%	56	12/15/36	343
VHH - Vintage at Bremerton	SIFMA + 1.82%	6,200	4,650	1.96%	98	03/15/33	-
VHH - Vintage at Burien	SIFMA + 1.49%	6,885	5,164	1.63%	87	01/15/38	-
VHH - Vintage at Everett	SIFMA + 1.45%	16,600	12,450	1.59%	110	01/15/38	984
VHH - Forest Creek Apartments	SIFMA + 1.65%	13,680	10,260	1.79%	106	06/15/40	-
VHH - Hamilton Place Seniors	SIFMA + 1.45%	3,590	2,693	1.59%	-	07/01/33	734
VHH - Holly Village Apartments	SIFMA + 1.44%	7,155	5,366	1.58%	92	07/31/32	-
VHH - Larkin Place Apartments	SIFMA + 1.43%	4,825	3,619	1.57%	29	07/01/33	956
VHH - Vintage at Richland	SIFMA + 1.80%	7,535	5,651	1.94%	77	01/15/38	505
VHH - Rosecreek Senior Living	SIFMA + 0.34%	3,368	2,526	0.48%	32	12/31/37	1,683
VHH - Vintage at Sequim	SIFMA + 2.23%	6,361	4,771	2.37%	41	03/01/38	1,100
VHH - Silver Creek Apartments	SIFMA + 1.68%	13,095	9,821	1.82%	139	01/01/18	2,837
VHH - Vintage at Spokane	SIFMA + 1.44%	16,295	12,221	1.58%	105	08/15/40	3,782
VHH - Seven Hills/ St Rose	SIFMA + 1.49%	14,770	7,385	1.63%	115	10/15/35	232
VHH - The Bluffs Apartments	SIFMA + 1.25%	19,800	5,940	1.44%	62	09/15/34	-
VHH - Twin Ponds Apartments	SIFMA + 1.40%	5,515	4,136	1.54%	-	01/01/38	4,136
VHH - Vintage at Vancouver	SIFMA + 2.27%	7,725	5,794	2.41%	-	01/01/35	2,415
Total Floating Rate Debt/ Wtd Avg		204,038	129,828		1,440		33,387	22.2
Total Joint Venture Debt/Wtd Avg		$ 547,443	$ 331,502		$ 7,817		$ 183,511	13.9
Notes to Floating Rate Debt Schedule:
(1) LIBOR rate used to determine coupon on floating rate debt at March 31, 2012 was 0.24125%
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at February 29, 2012 on the Vintage debt was 0.14%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,219 and bears interest at LIBOR + 2.75%.
(4) These loans provide for an interest rate floor of 4.25%.

WINTHROP REALTY TRUST
Consolidated Properties Lease Expirations Summary
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2012	132,000	13.4%	$ 1,752,000	$ 13.27
2013	193,000	19.6%	2,329,000	12.07
2014	108,000	11.0%	1,894,000	17.54
2015	84,000	8.5%	1,534,000	18.26
2016	58,200	5.9%	1,230,000	21.13
Thereafter	410,000	41.6%	9,860,000	24.05

Consolidated Single Tenant Operating Properties:
2012	-	-	$ -	$ -
2013	200,000	9.0%	2,016,000	10.08
2014	54,000	2.4%	820,000	15.19
2015	696,000	31.3%	1,405,000	2.02
2016	61,000	2.7%	259,000	4.25
Thereafter	1,211,000	54.5%	15,004,000	12.39

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2012	2011	2011	2011	2011

NOI from consolidated properties (1), (4)	$6,734	$6,726	$6,197	$6,160	$5,686

Less:
Interest expense	(3,789)	(3,899)	(3,546)	(3,963)	(4,613)
Depreciation and amortization	(3,719)	(3,561)	(3,185)	(3,312)	(3,481)
(Income) loss attributable to non-controlling interest	901	37	(318)	(329)	(204)
WRT share of income (loss) from consolidated properties (2), (4)	127	(697)	(852)	(1,444)	(2,612)

Equity in income (loss) of equity investments (3)	424	(17,259)	2,820	2,875	(1,355)

Add:
Earnings from preferred equity investments	-	-	257	158	83
Interest, dividends and discount accretion	5,518	5,189	5,503	5,094	9,672
Settlement income	-	5,868	-	-	-
Gain on consolidation of property	-	818	-	-	-
Gain on Extinguishment of debt	-	744	8,514	-	-
Unrealized gain on loan securities carried at fair value	164	-	-	34	2,813
Unrealized gain on securities carried at fair value	4,932	3,586	-	-	886
Gain on loan securities carried at fair value	26	-	-	7	124
Gain on sale of equity investment	-	-	207	-	-
Interest and other income	102	171	472	443	93
Income from discontinued operations	-	425	-	90	47

Less:
Loss from preferred equity investments	-	(160)	-	-	-
Series B-1 Preferred interest expense	-	(409)	(59)	(58)	(59)
Income attributable to Series D preferred shares	(925)	(339)	-	-	-
General and administrative	(3,031)	(3,592)	(2,893)	(2,758)	(2,524)
State and local tax expense	(6)	(290)	(12)	(48)	(29)
Unrealized loss on securities carried at fair value	-	-	(961)	(723)	-
Impairment loss on investment in real estate	-	(4,600)	(3,000)	-	-
Unrealized loss on loan securities carried at fair value	-	(34)	(75)	-	-
Realized loss on sale of securities carried at fair value	-	(8)	-	-	-
Loss on discontinued operations	(3)	-	(134)	-	-
Net income attributable to Common Shares	$7,328	$(10,587)	$9,787	$3,670	$7,139

(1) See additional NOI detail on Page 17 of the supplemental package.
(2) See detail for the three months ended March 31, 2012 on Page 24 of the supplemental package.
(3) See detail for the three months ended March 31, 2012 on Page 25 of the supplemental package.
(4) See definitions for non-GAAP measures on page 31 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

WINTHROP REALTY TRUST
INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)
Overnight Delivery:
250 Royall Street
Canton, MA 02021
Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE

Analyst	Firm	Contact Information
Joshua A. Barber	Stifel Nicolaus	(443) 224-1347
Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com
Ryan Bennett	Barclays Capital	(212) 526-5309 ryan.bennett@barclayscapital.com
Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com
Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.